UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November_21, 2007

Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

                                                           West Virginia                                                                        No. 0-16587                                                 55-0672148
                                                (State or other jurisdiction of                                                 (Commission File Number)                                               (I.R.S. Employer
                                                incorporation or organization)                                                                                                                                            Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2007, Summit Financial Group, Inc. (“Summit”), entered into a Letter of Intent with Danny L. Wiginton, Commonwealth Savingshares Corporation, SOUTHBank FSB, and Corinthian Mortgage Corporation (the “Letter of Intent”). The purpose of the Letter of Intent is to settle the previously disclosed civil action styled Corinthian Mortgage Corporation v. Summit Financial LLC et al., (the “Litigation”) and to state the basic terms and conditions upon which the parties have agreed to negotiate a proposed transaction whereby Summit may acquire Commonwealth Savingshares Corporation (“CSC”) and its subsidiary, SOUTHBank FSB, or exercise a cash alternative to settle the Litigation.

The settlement ends all current litigation between Summit, its wholly owned subsidiary, Summit Community Bank, Inc. (the “Bank”), the individual defendants who were former employees of Summit named in the Litigation, and the plaintiff Corinthian Mortgage Corporation.  The settlement will not have a material adverse impact on the financial condition or liquidity of Summit or the Bank.

Under the Letter of Intent, Summit and CSC agree to negotiate in an effort to enter into a definitive merger agreement to purchase CSC for a combination of stock and cash equal to $52.5 million.  However, at any time prior to execution of a definitive merger agreement, Summit, CSC, and CSC’s principal shareholder (Danny L. Wiginton) shall each have the right, in its or his sole discretion to choose not to pursue the acquisition of CSC by Summit and to terminate the Letter of Intent.  In such case, Summit shall pay to Corinthian, CSC and Wiginton the total sum of $10.5 million as consideration (i) for settling the Litigation and (ii) as a break-up fee.  $1.25 million of this total amount will be paid by Summit’s insurance carrier.  If the parties enter into a definitive merger agreement, the $1.25 million will be applied to the purchase price.

After execution of the definitive merger agreement, should any regulatory body whose approval is required by law not approve this acquisition or should the definitive merger agreement be terminated for any reason whatsoever, Summit shall pay, within twenty (20) days thereafter, to Corinthian, CSC and CSC’s principal shareholder the total sum of $10.5 million as consideration (i) for settling the Litigation and (ii) as a break-up fee.  $1.25 million of this total amount will be paid by Summit’s insurance carrier.

In the event either party breaches the definitive merger agreement and Summit is required to pay the total sum of $10.5 million, the parties acknowledge and agree that such payment does not affect or alter in any way the ability of either party to pursue its contractual rights and remedies under the definitive merger agreement.

As a result of the settlement, management anticipates Summit will recognize a one- time pre-tax charge in fourth quarter of 2007 of no more than $9.25 million ($5.7 million after taxes). At this time, management cannot estimate the charge it would recognize in fourth quarter 2007 in the event it executes a definitive merger agreement with CSC, but in no case will the pre-tax charge be more than $9.25 million ($5.7 million after taxes). The Letter of Intent is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

On November 21, 2007, Summit Financial Group, Inc and its subsidiary Summit Community Bank, Inc. executed a Settlement Agreement and Release in the previously reported civil action styled Corinthian Mortgage Corporation v. Summit Financial LLC et al.  The material terms of the settlement and the expected impact of the settlement are set forth in the Letter of Intent disclosed in Item 1.01 above and are incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the actual amount of the charge to be recognized  by Summit (ii) Summit’s plans, objectives, expectations and intentions and other statements contained in this filing that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, “approximately” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the respective management of Summit and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Summit.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

Summit cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

 Additional Information and Where to Find It

Shareholders of Greater Atlantic and other investors are urged to read the proxy statement/prospectus included in the registration statement on Form S-4 that Summit has filed with the Securities and Exchange Commission, but which has not yet been declared effective, in connection with the proposed merger, because it contains important information about Summit, Greater Atlantic, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors are able to obtain all documents filed with the SEC by Summit free of charge at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by Summit are available free of charge from the Assistant Secretary of Summit Financial Group, Inc., 300 N. Main Street, Moorefield, West Virginia 26836; telephone (304) 530-1000.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

                        10.1                    Letter of Intent dated as of November 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date:  November 21, 2007                                                                           By:  /s/  Robert S. Tissue
Robert S. Tissue
Senior Vice President &
Chief Financial Officer